UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2025

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices, including zip code)

(732) 870-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on August 7, 2025 (the "Annual Meeting") at which the Company’s stockholders voted for (1) the election of nine (9) directors to serve until the 2026 Annual Meeting, (2) executive compensation on a non-binding, advisory basis, (3) the appointment of Ernst & Young LLP as the Company’s independent auditor and public accountants for the fiscal year ending March 31, 2026, and (4) additional shares to be available for issuance under Commvault’s 2016 Omnibus Incentive Plan. The voting results are as follows:

1.    Election of Directors:

	For	Against	Abstain	Broker Non-Vote
(01). Nicola Adamo	38,881,512	346,928	50,847	2,604,320
(02). Martha Bejar	38,489,986	693,710	95,591	2,604,320
(03). Keith Geeslin	38,315,214	860,062	104,011	2,604,320
(04). Vivie “YY” Lee	38,428,692	712,124	138,471	2,604,320
(05). Sanjay Mirchandani	39,166,595	9,956	102,736	2,604,320
(06). Chuck Moran	39,149,491	32,263	97,533	2,604,320
(07). Allison Pickens	38,756,512	380,398	142,377	2,604,320
(08). Shane Sanders	38,466,352	666,755	146,180	2,604,320
(09). Arlen Shenkman	39,153,970	23,133	102,184	2,604,320

2.    Approve, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
37,695,055	1,482,760	101,472	2,604,320

3.    Ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2026.

For	Against	Abstain	Broker Non-Vote
39,484,757	2,346,457	52,393	0

4.     Approve 1.3 million additional shares to be available for issuance under the Commvault’s 2016 Omnibus Incentive Plan, as amended.

For	Against	Abstain	Broker Non-Vote
37,339,764	1,805,321	134,202	2,604,320

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	August 11, 2025	/s/ Danielle Sheer
Name: Danielle Sheer Title: Chief Legal & Trust Officer, Secretary

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